Commitments and Contingencies	12 Months Ended
Jan. 31, 2022
Loss Contingencies [Line Items]
Commitments and Contingencies
12.	Commitments and Contingencies
Contingencies
In the ordinary course of business, the Company and our subsidiary may become defendants in certain shareholder claims and other litigation. The Company records a liability when it is probable that a loss has been incurred and the amount is reasonably estimable. To date, no such liability has been recorded.
Leases
The Company leases office space under the terms of noncancelable operating leases that expire at various dates through November 2026. Certain operating lease agreements provide for an annual 2.75% escalation of the base rent. The Company is also responsible for operating expenses. The following is a schedule by year of the future minimum lease payments required under the Company’s operating leases:

Years Ending January 31,
2023	$1,025
2024	755
2025	775
2026	797
2027	658

$4,010

The Company is recognizing the total cost of our office leases ratably over the respective lease periods. The difference between rent paid and rent expense is reflected as deferred rent in the accompanying balance sheets.
Rent expense totaled $1,462 and $1,984 for the years ended January 31, 2022, and January 31, 2021, respectively, which is recognized in the general and administrative line item in the consolidated statement of operations.
In the second fiscal quarter of 2021, we completed lease buyouts of two office spaces in Maryland, for leases that were expiring in fiscal 2021 and fiscal 2022, and made payments of $394 to facilitate early terminations for those leases. We also decreased our lease portfolio in Japan and New York as a result of the Company moving to a more fully remote posture.